NUVEEN SANTA BARBARA GROWTH FUND

SUPPLEMENT DATED NOVEMBER 26, 2012

TO THE SUMMARY PROSPECTUS DATED NOVEMBER 30, 2011

Effective December 10, 2012, Robert C. Doll, Jr. will become a portfolio manager of the Fund and James Boothe will resign his position as Fund portfolio manager. Nancy Crouse and Michael Mayfield will continue to act as Fund portfolio managers.

Mr. Doll joined Nuveen Asset Management, LLC (“NAM”) on November 26, 2012, as Chief Equities Strategist and Senior Portfolio Manager. At the same time, he became a Portfolio Manager for Santa Barbara Asset Management, LLC (“SBAM”), the Fund’s sub-advisor and an affiliate of NAM. Prior to joining NAM, Mr. Doll most recently was a Senior Advisor to BlackRock Advisors, LLC (“BlackRock”) and prior thereto served as BlackRock’s Chief Equity Strategist for Fundamental Equities and Lead Portfolio Manager of BlackRock’s Large Cap Series Funds. Prior to joining BlackRock, Mr. Doll was President and Chief Investment Officer of Merrill Lynch Investment Managers.

Effective March 1, 2013, there will be an internal reorganization of certain investment personnel and fund management responsibilities between SBAM and NAM. In connection with this reorganization, the Fund’s current sub-advisory agreement will terminate. The Fund’s Board of Trustees has approved a new sub-advisory agreement between the Fund’s advisor, Nuveen Funds Advisors, Inc. (“NFAI”), and NAM pursuant to which NAM will act as the Fund’s sub-advisor, subject to the approval of the Fund’s shareholders. A shareholder meeting for the purpose of voting on the sub-advisory agreement is expected to be held in January 2013. Further information will be contained in proxy materials that will be mailed to Fund shareholders. The Fund’s Board of Trustees has also approved an interim sub-advisory agreement between NFAI and NAM that will go into effect in the event that shareholder approval of the new sub-advisory agreement for the Fund is not obtained by March 1, 2013, and that will terminate on the earlier of 150 days after the internal reorganization or the date shareholder approval of the new sub-advisory agreement is obtained.

In connection with the internal reorganization, Nancy Crouse will become an employee of NAM and will continue to manage the Fund and Robert Doll will continue to manage the Fund in his capacity as an employee of NAM. Michael Mayfield will retire from SBAM on February 28, 2013, and will no longer be a portfolio manager for the Fund after the reorganization.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SBGS-1112P